UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2012

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Graham S. Watson, former Senior Executive Vice President and Head of Global Mortality Products of Reinsurance Group of America, Incorporated (the “Company”) retired from the Company on January 2, 2012. On May 31, 2012, the Company entered into a Consulting Services Agreement with Mr. Watson (the “Consulting Agreement”) and the Company and two subsidiaries entered into a Memorandum of Agreement with Mr. Watson concerning his retirement from the Company (the “Retirement Agreement”).

The Consulting Agreement states that Mr. Watson will provide certain consulting services to the Company from January 3, 2012 until July 31, 2012 and thereafter on a month-to-month basis until the Consulting Agreement is terminated. In consideration for such services, the Company will pay Mr. Watson $25,000 per month, plus certain taxes and expenses. Pursuant to the Retirement Agreement, the Company and a subsidiary will pay Mr. Watson a total of $3.2 million due to his mutually agreed early retirement, in lieu of amounts he would have otherwise been owed under Canadian employment laws and for his agreement not to solicit certain Company clients and employees until after August 3, 2014. Additionally, a Company subsidiary will reimburse Mr. Watson up to $45,000 in professional legal and tax fees incurred.

The foregoing descriptions are only a summary and are qualified in their entirety by the Consulting Agreement and the Retirement Agreement. Since the terms of those agreements may differ from the general information contained herein, you should only rely on: (i) the actual terms of the Consulting Agreement, which is filed with this report as Exhibit 10.1 and is incorporated by reference herein, and (ii) the actual terms of the Retirement Agreement, which is filed with this report as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: June 6, 2012	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Consulting Services Agreement, dated May 31, 2012, between Graham Watson and Reinsurance Group of America, Incorporated. *

10.2	Memorandum of Agreement, dated May 31, 2012, among Graham Watson, RGA Reinsurance Company and RGA International Corporation. *

*	Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Securities and Exchange Commission.

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